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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2006


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            DELAWARE                              000-30111                             76-0474169
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)
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                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                        (ADDRESS OF PRINCIPAL EXECUTIVE
                             OFFICES AND ZIP CODE)


                                 (281) 863-3000
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (d) Effective June 21, 2006, our board of directors elected Barry Mills, J.D., Ph.D. to serve as a member of our board of directors.

     The election of Dr. Mills as a director was not made pursuant to any arrangement or understanding between Dr. Mills and any other person. Dr. Mills will not initially serve on any committees of the board of directors and we have no current expectation as to which committees, if any, Dr. Mills may ultimately be appointed. There are no current or proposed transactions or series of transactions in which Dr. Mills has, or will have, a direct or indirect material interest which would require disclosure under Item 404(a) of Regulation S-K.

     A copy of our press release announcing Dr. Mills' election to our board of directors is attached to this current report on Form 8-K as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits
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
EXHIBIT NO.                                     DESCRIPTION
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
   99.1       --        Press Release of Lexicon Genetics Incorporated dated June 21, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           LEXICON GENETICS INCORPORATED


Date:  June 22, 2006                       By: /s/ JEFFREY L. WADE
                                               ---------------------------------
                                               Jeffrey L. Wade
                                               Executive Vice President and
                                               General Counsel

                                       3


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                                INDEX TO EXHIBITS

EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------
   99.1       --        Press Release of Lexicon Genetics Incorporated dated June 21, 2006